Exhibit 23.1




      CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING  FIRM






TO:    Bosco Flooring , Inc.

        As  independent  registered  certified  public  accountants,  we hereby
consent  to  the inclusion   to  this  Registration   Statement on Form SB-2
Amendment #1, of our report dated May 25, 2007 relating to the financial statements of Bosco Flooring, Inc. and to the reference to our Firm under the caption "Experts" appearing in the Prospectus.


                                               /s/ RBSM  LLP
                                              ----------------
                                                RBSM LLP

New York, New York
July  10, 2007